Exhibit 10.1

Tel: +44 (0)1223 497400
Fax: +44 (0)1223 497461
cambridge@f-star.com

F-star Therapeutics Limited
Eddeva B920
Babraham Research Campus
Cambridge
CB22 3AT
United Kingdom

www.f-star.com

STRICTLY PRIVATE & CONFIDENTIAL

Eliot Forster

Addresses

6 April 2022

Dear Eliot

Amendment to Service Agreement

I am writing to confirm an Amendment to your Service Agreement with effect from 31 March 2022.

The parties hereby agree as follows:

1.
Section 18.6 of the Service Agreement is amended by deleting the reference to, “to the extent not assumed by an acquirer”.
2.
Except as specifically modified herein, any of the other terms of the Agreement shall remain in full force and effect.

In witness whereof, the parties hereto have executed the Amendment as of the date first written above.

For F-star Therapeutics Ltd		For Employee
Signature:	/s/ Darlene Deptula-Hicks	Signature:	/s/ Eliot R. Forster
Name:	Darlene Deptula-Hicks	Name:	Eliot Forster
Title:	Chief Financial Officer	Title:	Chief Executive Officer

F-star Therapeutics Limited Eddeva B920 | Babraham Research Campus | Cambridge, CB22 3AT, UK | T: +44 1223 497400 | www.f-star.com